EXHIBIT 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K, into the Company's previously filed registration statements on Form S-3 (File No.'s 333-44367, 333-95333 and 333-53656) and Form S-8 (File No.'s 33-95194, 33-95192, 33-98688,
and 333-35540).


                                                        /s/ Arthur Andersen LLP
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                                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 23, 2001